UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2005

PROLIANCE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13894	34-1807383
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Gando Drive, New Haven, Connecticut 06513

(Address of principal executive offices, including zip code)

(203) 401-6450

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    REGULATION FD DISCLOSURE

Beginning September 19, 2005, Proliance International, Inc. (the "Company") will be making presentations to the investment community including a slide presentation entitled "Investor Presentation, September 2005". The slide presentation package is furnished herein as Exhibit 99.1.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits – The following exhibit is furnished as part of this report:

99.1	Proliance International, Inc. Investor Presentation slides dated September 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROLIANCE INTERNATIONAL, INC.
Date: September 19, 2005	By:	/s/ Richard A. Wisot
Richard A. Wisot Vice President, Treasurer, Secretary, and Chief Financial Officer